UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 6, 2007

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2006 Compensation

On March 6, 2007, the Compensation Committee of the Board of Directors (the "Board") of American Eagle Outfitters, Inc. (the "Company") certified achievement of the Company's financial goals based on its financial results for the fiscal year ended February 3, 2007, which resulted in the following actions:

     - awards of Fiscal 2006 incentive compensation, under the Company's Management Incentive Plan (the "Bonus Plan"), to the Company's named executive officers and certain other individuals were authorized to be paid.  The incentive compensation amounts were determined as a percentage of the executive's base salary based on achievement of the Company's financial goals.

     - awards of Fiscal 2006 long term incentive ("LTI") compensation, under the Bonus Plan, were authorized to be credited to the LTI accounts of the Company's named executive officers and certain other individuals.  The LTI compensation amounts were determined as a percentage of the executive's base salary based on achievement of the Company's financial goals.

Based on the Company's achievement of its financial goals for Fiscal 2006, which were based on the Company's income per common share, fully diluted, excluding certain non-recurring items, the following awards were authorized to be paid/credited to the respective individual's LTI account:

Name and Principal Position                 Incentive Compensation Award        LTI Compensation Award

James V. O'Donnell                                                $2,400,000                                              $1,200,000
Chief Executive Officer

Roger S. Markfield                                                 $1,140,000                                              $570,000
Vice Chairman (A)

Susan P. McGalla                                                   $1,530,000                                              $765,000
President and Chief Merchandising
Officer

LeAnn Nealz                                                           $997,500                                                 $498,750
Executive Vice President and Chief
Design Officer

(A) Mr. Markfield is a non-executive officer employee of the Company effective February 4, 2007 pursuant to his employment agreement previously filed as Exhibit 10.1 to the Form 8-K dated May 16, 2005, filed May 20, 2005.

Fiscal 2007 Compensation

On March 6, 2007, the Compensation Committee of the Board of the Company also took the following action relating to Fiscal 2007 compensation for certain executive officers of the Company:

     - fixed individual annual base salaries;

     - established performance goals under the Company's Bonus Plan and under the Company's 2005 Stock Award and Incentive Plan (the "Stock Plan") based on the Company's income per common share, fully diluted, excluding certain charges, at three levels, "threshold", "target" and "outstanding";

    - established individual annual bonus targets under the Bonus Plan as a percentage of the respective participant's base salary, with the actual bonus payment ranging from zero at threshold, to 100% at target and 200% if the outstanding goals are achieved for Fiscal 2007 (the "EPS Goals");

    - established LTI bonus targets under the Bonus Plan as a percentage of the respective participant's base salary, with the actual bonus payment ranging from zero at threshold, to 100% at target and 200% if the outstanding goals are achieved for Fiscal 2007 (the "LTI EPS Goals").  If the LTI bonuses are earned, they will be credited to an LTI account for each individual participant.  The individual will be credited with any investment gains or losses in the account based upon the performance of a Company selected mutual fund.  Payment of one third of the total amount in the LTI account will be paid to the participant beginning in Fiscal 2008, or the third year after the individual first participates, with 100% of the account paid out on retirement, death or disability.  All payments are forfeited in the event of a voluntary termination of employment and, subject to the discretion of the Committee, will also be forfeited as a result of an involuntary termination of employment;

   -  granted awards of stock options under the Stock Plan, exercisable at the fair market value on the grant date and vesting over three years; and

    - granted awards of restricted stock under the Stock Plan, which awards vest based on achievement of the EPS Goals ranging from 0% of the shares at threshold to 100% at target.  If the threshold EPS Goal is not met the shares shall be forfeited.

The following sets forth the annual base salary levels, individual participant target bonus percentages, LTI bonus percentages, stock option awards and restricted stock awards of the indicated named executive officers:

Name and                                Fiscal 2007             Annual Bonus                  LTI Bonus                     Stock Option              Restricted Stock
Principal Position                  Base Salary            (% of Base Salary)            (% of Base Salary)       Awards                       Awards

James V. O'Donnell               $1,350,000               120%                                    60%                               292,540                        276,568
Chief Executive Officer

Susan P. McGalla                  $1,000,000               100%                                    50%                               232,156                        50,285
President and Chief
Merchandising Officer

LeAnn Nealz                          $725,000                  75%                                     38%                                 65,642                           21,064
Executive Vice President
and Chief Design Officer

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2007, the Company's Board amended the Company's Amended and Restated Bylaws to provide for the use of uncertificated shares.  A copy of the Company's Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of American Eagle Outfitters, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: March 12, 2007	By:	/s/ Neil Bulman Jr.
Neil Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1*	Amended and Restated Bylaws of American Eagle Outfitters, Inc.

* Such Exhibit is being filed herewith pursuant to Item 5.03 of the Current Report on Form 8-K.